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                                   FORM 8-K/A

                           AMENDMENT TO CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITES EXCHANGE ACT OF 1934



                Date of Report (date of earliest event reported):

                                 April 25, 2000



                       Analysts International Corporation
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         Minnesota                   0-4090              41-0905-408
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(State or other jurisdiction         (Commission         (IRS Employer
 of Incorporation)                    File Number)        Identification Number)



 3601 West 76th Street, Minneapolis, Minnesota                   55435
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(Address for principal executive offices)                         (Zip Code)



Registrant's telephone number, including area code:     (952) 835-5900
                                                   --------------------------

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                       ANALYSTS INTERNATIONAL CORPORATION
                   (Information to be included in the Report)


         The undersigned registrant hereby amends the following items of its Current Report dated May 5, 2000 on Form 8-K as set forth in the pages attached hereto:

         Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                     ANALYSTS INTERNATIONAL CORPORATION


Dated:  July 5, 2000                 By: /s/ Marti R. Charpentier
                                        ----------------------------------------
                                              Marti R. Charpentier
                                              Vice President--Finance


Analysts International Corporation

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(a) Financial statements of Sequoia NET.com for the year ended December 31, 1999 are attached hereto and filed herewith as Exhibit 7.1.

(b) The attached unaudited pro forma condensed combining financial statements for the year ended June 30, 1999 and for the six months ended December 31, 1999, give effect to the purchase of 80.1% of the Common Stock of Sequoia NET.com (the "Acquisition") by Analysts International Corporation accounted for as a purchase. Accordingly, the acquired assets and liabilities were recorded at their estimated fair market value at the date of acquisition. The pro forma condensed combining statements of operations assume the Acquisition took place as of July 1, 1998, the beginning of the earliest period presented and combine Analysts International Corporation's results of operations for the year ended June 30, 1999 and the six months ended December 31, 1999 with Sequoia NET.com's results of operations for the year ended June 30, 1999 and six months ended December 31, 1999. For purposes of this combination, Sequoia Net.com's audited financial statements have been adjusted to conform to the fiscal periods of Analysts International Corporation. The unaudited pro forma condensed combining balance sheet combines Analysts International Corporation's balance sheet as of December 31, 1999 with the Sequoia NET.com balance sheet as of December 31, 1999, giving effect to the Acquisition as if it had occurred on December 31, 1999.

         The pro forma condensed combining financial information is presented for illustrative purposes only and is not necessarily indicative of the operating results or financial position that would have occurred had the acquisitions been consummated at the beginning of the periods presented, nor is it necessarily indicative of future operating results or financial position.

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         The pro forma condensed combining financial information should be read in conjunction with the historical consolidated financial statements and the related notes thereto of Analysts International Corporation previously filed and the historical financial statements and related notes thereto of Sequoia NET.com.

(c)      The following exhibits are attached hereto and filed herewith:

         Exhibit           Document
         -------           --------

         7.1 Financial statements of Sequoia NET.com for the year ended December 31, 1999.

         7.2 Unaudited Pro Forma Condensed Combining Financial Statements of Analysts International Corporation.



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Index to Exhibits


         Exhibit Documents:

         7.1 Financial Statements of Sequoia NET.com for the year ended December 31, 1999.

         7.2 Unaudited Pro Forma Condensed Combining Financial Statements of Analysts International Corporation.